UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________________________________
FORM 8-K
________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
October 3, 2016
Date of Report (date of earliest event reported)

__________________________________________________________
SALESFORCE.COM, INC.
(Exact name of registrant as specified in its charter)
__________________________________________________________

Delaware	001-32224	94-3320693
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

The Landmark @ One Market, Suite 300
San Francisco, CA 94105
(Address of principal executive offices)
Registrant’s telephone number, including area code: (415) 901-7000
N/A
(Former name or former address, if changed since last report)
 ________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02. Unregistered Sales of Equity Securities

See the disclosure under Item 8.01 of this Current Report on Form 8-K. As consideration in the proposed acquisition of Krux Digital, Inc., a Delaware corporation (“Krux”) as described under Item 8.01 below and incorporated by reference into this Item 3.02, salesforce.com, inc. (the “Company”) has agreed to issue shares of Company common stock to Krux stockholders in accordance with the terms and subject to the conditions set forth in the Merger Agreement (as defined below). This issuance of shares is expected to be made in reliance on one or more of the following exemptions or exclusions from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”): Section 4(a)(2) of the Securities Act or Regulation D promulgated under the Securities Act.

Also as consideration in certain acquisitions completed since August 1, 2016, the filing date of the Company’s Form 8-K last disclosing this Item 3.02 information, the Company issued 1,180,063 shares of its common stock on September 1, 2016, 354,473 shares of its common stock on September 15, 2016 and 59,896 shares of its common stock on September 30, 2016. All or a portion of each such issuance of shares is subject to vesting conditions based upon continued employment of certain recipients following closing of the acquisitions. These issuances were made in reliance on one or more of the following exemptions or exclusions from the registration requirements of the Securities Act: Section 4(a)(2) of the Securities Act and Regulation D promulgated under the Securities Act.

Item 8.01. Other Events

On October 3, 2016, the Company entered into an Agreement and Plan of Reorganization (the “Merger Agreement”) to acquire Krux. Krux is a leading data management platform that unifies, segments and activates audiences to increase engagement with users, prospects and customers. Following the acquisition, Krux will be a wholly owned subsidiary of the Company.

Under the terms of the Merger Agreement, upon consummation of the acquisition and subject to customary purchase price adjustments, in exchange for all of the outstanding shares of Krux capital stock, the Company expects to pay approximately $340 million in cash and to issue shares of Company common stock. The aggregate number of shares of Company common stock to be issued will be determined based on the volume-weighted average closing price of Company common stock during the ten trading days ending on (and including) the second trading day before closing of the acquisition (the “Company Trading Price”); provided that, for purposes of determining the number of shares to be issued, the Company Trading Price will not be less than $57.25 nor more than $100.18. As a result, if the acquisition is consummated, the Company expects to issue at closing between approximately 3.4 million and approximately six million shares of Company common stock. A portion of the shares will be subject to vesting conditions based upon continued employment of certain recipients following closing of the acquisition. In addition, the Company has agreed to assume stock options and other equity awards of Krux. The amounts set forth above with respect to the Krux acquisition are estimates and are subject to change.

The Merger Agreement contains customary representations, warranties and covenants by the Company and Krux. A portion of the aggregate consideration will be held in escrow to secure the indemnification obligations of the Krux security holders. Closing of the acquisition is subject to customary closing conditions, including regulatory approvals. The acquisition is anticipated to close in the Company’s fourth fiscal quarter ending January 31, 2017.

“Safe harbor” statement under the Private Securities Litigation Reform Act of 1995: This Current Report on Form 8-K contains forward-looking statements, including statements related to pending acquisitions. The achievement or success of the matters covered by such forward-looking statements involves risks, uncertainties and assumptions. If any such risks ∆or uncertainties materialize or if any of the assumptions prove incorrect, the Company’s results could differ materially from the results expressed or implied by the forward-looking statements we make.

The risks and uncertainties referred to above include -- but are not limited to -- risks associated with past and future acquisitions, including the proposed acquisition of Krux, for example that the acquisition will not be completed in a timely manner or at all, due to failure to satisfy the conditions to closing, failure to receive regulatory approvals, or other reasons; diversion of management’s attention from the Company’s ongoing business operations due to the proposed acquisition of Krux; failure to successfully integrate and consolidate the results of Krux and other acquired businesses; and other risks associated with possible fluctuations in the Company’s financial and operating results, such as the Company’s rate of growth and anticipated revenue run rate, including the Company’s ability to convert deferred revenue and unbilled deferred revenue into revenue and, as appropriate, cash flow, and ability to maintain continued growth of deferred revenue and unbilled deferred revenue; foreign currency exchange rates; errors, interruptions or delays in the Company’s services or the Company’s Web hosting; breaches of the Company’s security measures; the financial impact of any previous and future acquisitions; the nature of the Company’s business model; the Company’s ability to continue to release, and gain customer acceptance of, new and improved versions of the Company’s services; successful customer deployment and utilization of the Company’s existing and future services; changes in the Company’s sales cycle; competition; various financial aspects of the Company’s subscription model; unexpected increases in attrition or decreases in new business; the Company’s ability to realize benefits from strategic partnerships and strategic investments; the emerging markets in which the Company operates; unique aspects of entering or expanding in international markets, the Company’s ability to hire, retain and motivate employees and manage the Company’s growth; changes in the Company’s customer base; technological developments; regulatory developments; litigation related to intellectual property and other matters, and any related claims, negotiations and settlements; unanticipated changes in the Company’s effective tax rate; factors affecting the Company’s outstanding convertible notes, term loan, and revolving credit facility; fluctuations in the number of Company shares outstanding and the price of such shares; collection of receivables; interest rates; factors affecting the Company’s deferred tax assets and ability to value and utilize them; the potential negative impact of indirect tax exposure; the risks and expenses associated with the Company’s real estate and office facilities space; and general developments in the economy, financial markets, and credit markets.

Further information on these and other factors that could affect the Company’s financial and other results is included in the reports on Forms 10-K, 10-Q and 8-K and in other filings the Company makes with the Securities and Exchange Commission from time to time, including the Company’s most recent Form 10-K. These documents are available on the SEC Filings section of the Investor Information section of the Company’s website at www.salesforce.com/investor. The Company assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	October 3, 2016	SALESFORCE.COM, INC.

		By:	/s/ Burke F. Norton
		Name:	Burke F. Norton
		Title:	Chief Legal Officer & Chief of Corporate and Government Affairs